UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 20, 2016

CHECKPOINT THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55506	47-2568632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor, New York, New York		10014
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:    (781) 652-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(b)	New independent registered public accounting firm.

Effective October 20, 2016, the Company engaged BDO USA, LLP (“BDO”) as its new independent registered public accounting firm. The Company’s Audit Committee participated in and approved this decision.

During the Company’s fiscal year ended December 31, 2015 and the fiscal period from November 10, 2014 (inception) to December 31, 2014, and through October 20, 2016, the Company did not consult with BDO regarding any matters described in Items 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CHECKPOINT THERAPEUTICS, INC.

Date: October 20, 2016	/s/ James F. Oliviero
	Name:	James F. Oliviero
	Title:	President and Chief Executive Officer